UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                     December 10, 2003 (November 26, 2003)

                        RETURN ON INVESTMENT CORPORATION
               (Exact name of registrant as specified in charter)

     DELAWARE                      033-36198            22-3038309
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     (State or other               (Commission          (IRS Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (770) 517-4750


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          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 26, 2003, Return On Investment Corporation, a Delaware corporation ("ROI"), and Construction Yellow Pages LLC, a Michigan limited liability company ("Construction Yellow Pages"), consummated the transactions contemplated by that certain Asset Purchase Agreement dated as of October 29, 2003 (the "Asset Purchase"), whereby Tectonic Solutions, Inc., a Georgia corporation and a wholly-owned subsidiary of ROI ("Tectonic"), purchased substantially all the operating assets of Construction Yellow Pages.

In connection with the Asset Purchase, ROI issued 750,000 shares of ROI common stock as consideration for all the operating assets of Construction Yellow Pages. The shares issued to Construction Yellow Pages have not been registered under the Securities Act of 1933, as amended.

Arol Wolford, the Registrant's President and CEO, is the controlling member of Construction Yellow Pages, directly owning approximately 50% of its equity and indirectly owning an additional 12% by virtue of his controlling interest in SpecSource.com, Inc.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K, if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(b)  Pro Forma Financial Information.

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(c)  Exhibits.

EXHIBIT NO.    DESCRIPTION
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2.1            Asset  Purchase  Agreement,  dated as of October 29, 2003, by and among Return On Investment Corporation, Tectonic Solutions, Inc.,
               Construction Yellow Pages LLC and certain members of Construction
               Yellow Pages LLC (incorporated by reference to Exhibit 2.3 filed with ROI's Form 10-QSB filed on November 13, 2003).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol Wolford
                                        -------------------------------------
                                        Arol Wolford
                                        President and Chief Executive Officer
Dated: December 10, 2003